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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 8, 2006

                        THE SINGING MACHINE COMPANY, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                       0-24968               95-3795478
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


            6601 Lyons Road, Bldg. A-7, Coconut Creek, Florida 33073
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              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (954) 596-1000

                                   Copies to:
                             Darrin M. Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.
ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION.
ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

On March 8, 2006, we entered into a Bridge Loan Agreement (the "Loan Agreement") with Ever Solid Limited (the "Lender") pursuant to which the Lender agreed to lend to us an aggregate amount of $2,000,000 and in exchange, we issued a $2,000,000 principal amount 8% Senior Promissory Note (the "Note") to the Lender. The Note bears interest at 8% per annum and matures within 48 hours of the closing of that certain Stock Purchase Agreement (the "Stock Purchase
Agreement") dated February 21, 2006 which we entered into with koncepts International Limited. If, however, the Stock Purchase Agreement fails to close for whatever reason, we will be required to repay all principal and accrued interest on or before September 8, 2006. In addition, our obligation to repay the principal and accrued interest under the Note is secured by all of our assets pursuant to a certain Collateral Security Agreement which we entered into with the Lender on March 8, 2006.

We used the proceeds from the loan to repay our outstanding principal amount $4,000,000 8% convertible debentures (the "Debentures") issued pursuant to that certain Securities Purchase Agreement dated August 20, 2003 (the "Purchase Agreement") which came due on February 20, 2006, plus accrued interest in the aggregate amount of $270,000, which accrued interest was forgiven by the holders of the Debentures. In addition, we entered into a Settlement Agreement and Release (the "Settlement Agreement") with the holders of the Debentures on March 5, 2006 pursuant to which the holders and we agreed to release and discharge each other, and our respective officers, directors, principals, control persons, past and present employees, insurers, successors, agents and assigns from any and all actions, damages, judgments, claims, and demands existing or claimed to exist between the parties in connection with the Debentures or the Purchase Agreement.

We claim an exemption from the registration requirements of the Act for the private placement of these securities pursuant to Section 4(2) of the Act and/or Regulation D promulgated thereunder since, among other things, the transaction did not involve a public offering, the investors were accredited investors and/or qualified institutional buyers, the investors had access to information about the company and their investment, the investors took the securities for investment and not resale, and we took appropriate measures to restrict the transfer of the securities.

On March 14, 2006, we issued a press release announcing the entry and termination into the aforementioned material definitive agreements. A copy of this press release has been filed with this Current Report on Form 8-K as
Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(A)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

      Not applicable.

(B)   PRO FORMA FINANCIAL INFORMATION.

      Not applicable.

(C)   EXHIBITS.


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EXHIBIT
NUMBER                              DESCRIPTION
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10.1  Bridge  Loan  Agreement  dated  March 8, 2006,  by and between The Singing
      Machine Company, Inc. and Ever Solid Limited.

10.2 Collateral Security Agreement dated March 8, 2006, by and between The Singing Machine Company, Inc. and Ever Solid Limited.

10.3  Bridge Note of The Singing Machine Company, Inc. dated March 8, 2006

10.4 Settlement Agreement and Release dated as of March 5, 2006 by and among The Singing Machine Company, Inc. and the holders of the Company's 8% Convertible Debentures.

99.1  Press Release of The Singing Machine Company, Inc. dated March 14, 2006.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE SINGING MACHINE, COMPANY, INC.


Date: March 14, 2006                    /s/ Yi Ping Chan
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                                        Yi Ping Chan
                                        Interim CEO and Chief Operating Officer